UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2026

CENTURION ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42127	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

667 Madison Avenue

5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 209-6126

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	ALFUU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ALF	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ALFUW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Centurion Acquisition Corp., a Cayman Islands exempted company (the “Company”), has determined to postpone the extraordinary general meeting of the shareholders of the Company (the “EGM”), initially scheduled to occur on June 9, 2026, at 11:00 a.m., to June 12, 2026, at 11:00 a.m., Eastern Time. As previously disclosed, the purpose of the EGM is to, among other things, approve an amendment to the Company’s amended and restated memorandum of association and articles of association to extend the date by which the Company must consummate an initial business combination from June 12, 2026 to June 12, 2027 (or such earlier date as determined by the Company’s board of directors (the “Extension”)).

The EGM will be held at the offices of Perkins Coie LLP, located at 1155 Avenue of the Americas, New York, New York 10036. The deadline by which shareholders must exercise their redemption rights in connection with the EGM has been extended to June 10, 2026, at 5:00 p.m., Eastern Time, which is two business days prior to the EGM.

On June 5, 2026, the Company issued a press release announcing the postponement of the EGM, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Additional Information and Where to Find It

The Company has filed a definitive proxy statement, dated May 21, 2026 (the “Extension Proxy Statement”), to be used to seek shareholder approval of, among other things, the Extension. The Company has mailed the Extension Proxy Statement to its shareholders of record as of May 6, 2026 on or about May 22, 2026. Investors and security holders of the Company are advised to read the Extension Proxy Statement and any amendments or supplements thereto, because these documents contain or will contain important information about the Extension and the Company. Shareholders will also be able to obtain copies of the Extension Proxy Statement, without charge, at the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov or by directing a request to: Centurion Acquisition Corp., 667 Madison Avenue, 5th Floor, New York, New York 10065.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company and the Extension are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 12, 2026 (the “Annual Report”), and the definitive Extension Proxy Statement which was filed with the SEC on May 21, 2026. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements made in this Current Report are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of the Company’s shareholders for the Extension is not obtained; the inability of the Company to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s amended and restated memorandum and articles of association; the level of redemptions made by the Company’s shareholders in connection with the Extension and its impact on the amount of funds available in the Company’s trust account to complete an initial business combination; and those factors discussed in the Annual Report under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated June 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURION ACQUISITION CORP.

	By:	/s/ Mark Gerhard
		Name:	Mark Gerhard
		Title:	Chief Executive Officer and Director

Dated: June 5, 2026

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